UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498 )

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005— March, 31 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

3|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Master
Intermediate
Income Trust

3| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	26
Financial statements	27

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversifi-cation, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Master Intermediate Income Trust: seeking
broad diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified fund’s objectives. The fund’s portfolio is portfolio with multiple income-generating composed of a broad spectrum of government, strategies is the best way to pursue your credit, and securitized debt instruments.

strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

	GOVERNMENT
*	U.S.Treasury	10.5%
*	International Treasury	7.1%
	(developed markets)
*	International Treasury	5.0%
	(emerging markets)

	CASH/OTHER
*	Cash/derivatives/equivalents	14.8%
	(e.g., short-term U.S. Treasuries,
	commercial paper, and other cash equivalents)

Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 10 and 28.

Putnam Master Intermediate Income Trust seeks high current income and relative stability by investing in investment-grade, high-yield, and non-U.S. fixed-income securities of limited maturity. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income, asset class diversification, or both.

Highlights

* For the six months ended March 31, 2006, Putnam Master Intermediate Income Trust posted total returns of 1.30% at net asset value (NAV) and –1.05% at market price.

* The fund’s primary benchmark, the Lehman Government/Credit Bond Index, returned –0.42% .

* The average return for the fund’s Lipper category, Flexible Income Funds (closed-end), was 1.58% .

* The fund’s dividend was reduced to $0.028 per share in November 2005. See page 11 for details.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for periods ended 3/31/06

Since the fund’s inception (4/29/88), average annual return is 7.74% at NAV and 6.43% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	6.44%	6.34%	86.60%	84.84%

5 years	7.74	5.74	45.16	32.21

3 years	8.95	5.26	29.32	16.63

1 year	3.91	–0.02	3.91	–0.02

6 months	—	—	1.30	–1.05

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

The six-month period ended March 31, 2006, was generally favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as high-yield and emerging-market bonds. Strong investor demand for yield boosted prices in both of these sectors, particularly during the first calendar quarter of 2006. Because your fund invests in a variety of fixed-income investments, its results at net asset value (NAV) were ahead of the return of its all-bond benchmark index. However, the fund’s results at NAV trailed the average for the fund’s Lipper category because the fund had less exposure than many of its peers to the strong-performing emerging-market and high-yield sectors. The fund continued to benefit from its holdings in securitized bonds, while its currency strategy had a neutral effect on performance over the course of the semiannual period.

Market overview

During the six months ended March 31, 2006, the U.S. economy grew at a solid, moderate pace with low inflation, continuing a trend that has been in place for over four years. Fixed-income securities generally remained in a relatively narrow trading range in the fourth quarter of 2005. During the first quarter of calendar 2006, however, strong demand for high-yield and emerging-market bonds drove their prices up and caused their yields to decline close to the level of comparable Treasuries.

While the bond market has benefited from a supportive environment for the past several years, we have detected growing cautionary signs. The U.S. economy has been posting a steady 3% to 4% growth rate since 2002, but during the past six months, we believe that spare or “excess” capacity to fuel economic growth (i.e., plant and equipment capacity) has all but disappeared. This is an important development, because excess capacity can help keep prices low as companies try to boost sales volume, and consequently, when present, it has a dampening effect on inflation. Furthermore, in what could be a significant development for the world’s financial markets, Japan is currently emerging from 15 years of economic difficulty. Japan’s previously stagnant economy and very low interest rates have long been key elements of an important mechanism for keeping long-term interest rates low in the United States. Japanese investors (who have a very high savings rate) have purchased U.S. Treasury and corporate bonds in large volume to take advantage of their higher yields. Recently, real estate prices in Japan have been rising, unemployment has declined, and the Japanese stock market has been strengthening. In addition, Japanese interest rates rose across the board during the past six months.

Japanese investors, noting the changing conditions, have begun to divert some of their capital out of the international markets and back to their domestic markets. We believe these developments could soon mean significantly higher long-term interest rates here, as credit issuers in the United States could be forced to raise interest rates to compete for Japanese capital. We continue to monitor unfolding events in Japan closely.

Strategy overview

As we have noted the beginnings of possible changes in the global economy over the past six months, amid signs

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	-0.42%

JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)	3.30%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	-2.80%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.65%

Equities

S&P 500 Index (broad stock market)	6.38%

Russell 2000 Index (small-company stocks)	15.23%

MSCI EAFE Index (international stocks)	13.86%

that long-term interest rates could rise, our primary goal has been to keep the portfolio’s level of credit risk at a reduced level. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) During the six-month period, we de-emphasized the emerging-market sector and increased the average credit quality of the fund’s high-yield holdings by selling lower-quality bonds and purchasing bonds with higher ratings. High-yield securities, which are generally lower in quality than other securities such as Treasuries, are classed among several tiers of credit quality.

In addition, we sought to reduce the fund’s sensitivity to changes in interest rates by maintaining a shorter portfolio duration than in past years. Duration, which is measured in years, is an indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. Since bond prices move in the opposite direction of interest rates, the fund’s lower interest-rate sensitivity helped performance over the six-month period.

We have also maintained the fund’s position in bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in

Comparison of sector weightings

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the semiannual period, as interest rates fluctuated within a narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, providing us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of structured securities include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

European government bonds outperformed Treasury bonds and contributed to performance during the six-month period. European bonds benefited from

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 3/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector

Federal National Mortgage Association
pass-through certificates (5.2%)	5.5%, 2036

Federal National Mortgage Association
pass-through certificates (2.6%)	5.5%, 2036

Structured Asset Investment Loan Trust
floating-rate bonds (1.0%)	5.118%, 2034

Credit sector

Pemex Project Funding Master Trust company guaranty (0.6%)	5.75%, 2015

VTB Capital SA 144A notes (Luxembourg) (0.5%)	7.5%, 2011

Gazprom OAO 144A notes (Germany) (0.3%)	9.625%, 2013

Government sector

U.S. Treasury notes (5.4%)	4.25%, 2013

U.S. Treasury notes (3.9%)	3.25%, 2008

Ireland (Republic of) bonds (1.4%)	5%, 2013

the Fed’s continuing series of interest-rate increases and the fact that economic growth on the Continent has generally been slower than in the United States. Although the fund’s benchmark includes bonds from Italy, we avoided these, emphasizing bonds issued in Germany and France instead. In general, the fund has benefited from this strategy.

While the fund continues to deemphasize emerging-market securities, we added some emerging-market bonds during the period, believing them to be more attractive than high-yield corporate bonds. Over the period, the fund benefited from positions in higher-yielding issues from the Philippines, which we sold by period-end to take profits, and Brazil. However, our emphasis on more defensive, lower-yielding bonds from countries such as Mexico and Russia detracted from performance.

In the high-yield corporate bond portion of the portfolio, we continued to emphasize bonds from the energy sector, which has benefited from higher energy prices. These included holdings in Dynegy, a Houston-based power company that sold assets and took excess cash flow along with new financing in order to retire outstanding bonds at a significant premium. One high-yield bond position that detracted from results was the fund’s holdings in MedQuest. This medical diagnostic imaging firm was negatively affected by changes in Medicare reimbursement in the first quarter of 2006, and prices of its securities declined accordingly.

Additionally, we maintained the fund’s allocation in senior-secured bank loans. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. When rates rise, these securities pay a higher yield. Also, their “senior-secured” status means that they are backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend reduced

Shortly after the beginning of the 2006 fiscal year, in November 2005, the fund reduced its dividend to $0.028 per share from $0.035 per share. This reduction reflected the fund’s short portfolio duration and its continued de-emphasis of high-yield bonds, which together have reduced the fund’s earning capacity but are expected to contribute to longer-term performance.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In the coming months, we believe that the Fed — even with its recent change in leadership — will continue to raise short-term interest rates beyond the market’s current expectations. In the near term, we expect steady economic growth and contained inflation pressure. Valuations in the credit markets, particularly in high-yield bonds, look high but sustainable at present. However, we continue to believe there is increased risk that long-term interest rates could rise sharply at some point, in light of the disappearing excess capacity in the U.S. economy and especially if the rebound in the Japanese economy continues. Over the near term, we will maintain a cautious stance, reflected in a portfolio with higher credit quality and a duration that is shorter than that of the fund’s benchmark. In our view, there is not enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit or interest-rate risk. Going forward, we will continue to remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned defensively while remaining diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 3/31/06

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.74%	6.43%

10 years	86.60	84.84
Annual average	6.44	6.34

5 years	45.16	32.21
Annual average	7.74	5.74

3 years	29.32	16.63
Annual average	8.95	5.26

1 year	3.91	-0.02

6 months	1.30	-1.05

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns
For periods ended 3/31/06

		Lehman	Citigroup Non-		Lipper Flexible
		Government/	U.S. World	JP Morgan	Income Funds
		Credit Bond	Government	Global High	(closed-end)
		Index	Bond Index	Yield Index	category average†

	Annual average
	Life of fund (since 4/29/88)	7.60%	6.50%	—*	7.92%

	10 years	84.49	56.39	98.41%	87.75
	Annual average	6.32	4.57	7.09	6.33

	5 years	29.04	49.03	54.36	44.20
	Annual average	5.23	8.31	9.07	7.41

	3 years	8.72	16.11	41.37	29.72
	Annual average	2.83	5.10	12.23	8.95

	1 year	2.02	-6.48	7.18	5.07

	6 months	-0.42	-2.80	3.65	1.58

	Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends
	may differ from actual performance.
*	The inception date of the JP Morgan Global High Yield Index was 12/31/93.
†	Over the 6-month, 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 8 funds in this Lipper category.

Fund price and distribution information
For the six-month period ended 3/31/06

	Distributions*

	Number			6

	Income			$0.175000

	Capital gains			—

	Total			$0.175000

	Share value:			NAV	Market price

	9/30/05			$7.07	$6.25

	3/31/06			6.96	6.01

	Current yield (end of period)

	Current dividend rate[1]			4.83%	5.59%

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.
1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

D. William Kohli	2006	*

Portfolio Leader	2005	*

Rob Bloemker	2006	*

Portfolio Member	2005	*

Jeffrey Kaufman	2006	*

Portfolio Member	2005	*

Paul Scanlon	2006	*

Portfolio Member	2005	*

David Waldman	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $930,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006		*

Chief Technology Officer	2005		*

Joshua Brooks	2006		*

Deputy Head of Investments	2005		*

William Connolly	2006		*

Head of Retail Management	N/A

Kevin Cronin	2006		*

Head of Investments	2005		*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006		*

Chief Financial Officer	2005		*

Steven Krichmar	2006		*

Chief of Operations	2005		*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006		*

Chief Administrative Officer	2005		*

Edward Shadek	2006		*

Deputy Head of Investments	2005		*

Sandra Whiston	2006		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the
Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency.The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the fee arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.75% of the first $500 million of the fund’s average weekly assets (as described further below under “Approval of Amended and Restated Management Contract in July 2005”);
0.65% of the next $500 million;
0.60% of the next $500 million;
0.55% of the next $5 billion;
0.525% of the next $5 billion;
0.505% of the next $5 billion;
0.49% of the next $5 billion;
0.48% of the next $5 billion;
0.47% of the next $5 billion;
0.46% of the next $5 billion;
0.45% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion; and
0.42% thereafter.

Based on net asset levels as of June 30, 2005, the new fee schedule for your fund will not change the management fees, as a percentage of the fund’s net assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule then in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

55th	55th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 10 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2006, were 78%, 45%, and 56%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 7th out of 8, 4th out of 8, and 5th out of 8 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As your fund’s Agreement and Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the proposed changes to your fund’s management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund’s annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information
for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an expansion of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

CORPORATE BONDS AND NOTES (18.5%)*

		Principal amount	Value

Basic Materials (1.4%)
Chaparral Steel Co. company guaranty 10s, 2013		$486,000	$541,890
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	265,000	364,098
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$285,000	255,075
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		775,000	716,875
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		345,000	269,100
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		581,000	617,313
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		680,000	746,300
Huntsman, LLC company guaranty 11 5/8s, 2010		260,000	294,450
Huntsman, LLC company guaranty 11 1/2s, 2012		191,000	219,650
Innophos, Inc. company guaranty 8 7/8s, 2014		225,000	234,000
International Steel Group, Inc. sr. notes 6 1/2s, 2014		130,000	129,350
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		120,000	112,800
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	171,178	215,203
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		$155,000	171,663
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		235,000	248,513
MDP Acquisitions PLC sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	440,000	592,827
Nalco Co. sr. sub. notes 9s, 2013	EUR	75,000	97,919
Nalco Co. sr. sub. notes 8 7/8s, 2013		$824,000	856,960
Novelis, Inc. 144A sr. notes 7 3/4s, 2015		805,000	772,800
PQ Corp. 144A company guaranty 7 1/2s, 2013		92,000	88,320
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	350,000	438,111
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$695,000	722,800
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		146,606	139,642
Stone Container Corp. sr. notes 9 3/4s, 2011		145,000	149,350
Stone Container Corp. sr. notes 8 3/8s, 2012		240,000	236,400
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		140,000	130,200
United States Steel Corp. sr. notes 9 3/4s, 2010		324,000	349,920
			9,711,529

Capital Goods (1.0%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		732,000	764,940
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		33,000	35,063
Blount, Inc. sr. sub. notes 8 7/8s, 2012		541,000	562,640
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		73,000	73,000
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	107,000	138,015

CORPORATE BONDS AND NOTES (18.5%)* continued

		Principal amount	Value

Capital Goods continued
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04, cost $323,523) ‡		$986,000	$650,760
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		854,000	813,435
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		55,000	60,225
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	180,000	230,977
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$220,000	224,400
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		123,000	112,545
Mueller Group, Inc. sr. sub. notes 10s, 2012		265,000	290,175
Owens-Brockway Glass company guaranty 7 3/4s, 2011		181,000	188,693
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		877,000	938,390
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		436,000	406,570
Terex Corp. company guaranty 9 1/4s, 2011		190,000	202,113
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		730,000	770,150
			6,462,091

Communication Services (1.2%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		268,000	288,770
Alamosa Delaware, Inc. company guaranty 11s, 2010		332,000	368,427
American Cellular Corp. company guaranty 9 1/2s, 2009		195,000	201,825
Cincinnati Bell, Inc. company guaranty 7s, 2015		578,000	572,220
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		59,000	59,959
Citizens Communications Co. sr. notes 6 1/4s, 2013		1,711,000	1,663,948
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		325,000	343,688
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		335,000	343,375
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		754,000	640,900
iPCS, Inc. sr. notes 11 1/2s, 2012		300,000	342,000
IWO Holdings, Inc. sec. FRN 8.8s, 2012		82,000	85,383
Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		428,000	440,840
Qwest Corp. notes 8 7/8s, 2012		1,501,000	1,677,368
Qwest Corp. sr. notes 7 5/8s, 2015		409,000	437,630
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)		164,000	200,080
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		75,000	76,125
SBA Communications Corp. sr. notes 8 1/2s, 2012		148,000	164,280
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††		208,000	198,640
			8,105,458

Consumer Cyclicals (3.8%)
ArvinMeritor, Inc. notes 8 3/4s, 2012		285,000	280,725
Autonation, Inc. company guaranty 9s, 2008		885,000	955,800
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		585,000	621,563
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		165,000	172,838
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		134,000	133,665
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)		454,021	465,372

CORPORATE BONDS AND NOTES (18.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Dex Media West, LLC/Dex Media Finance Co. sr. notes
Ser. B, 8 1/2s, 2010	$605,000	$639,788
Dex Media, Inc. notes 8s, 2013	182,000	187,460
FelCor Lodging LP company guaranty 9s, 2008 (R)	515,000	563,925
General Motors Acceptance Corp. FRN 5.55s, 2007	350,000	339,864
General Motors Acceptance Corp. FRN Ser. MTN, 5.62s, 2007	695,000	680,807
General Motors Acceptance Corp. notes 7 3/4s, 2010	90,000	87,751
General Motors Acceptance Corp. notes 6 7/8s, 2012	90,000	83,026
General Motors Acceptance Corp. notes 6 3/4s, 2014	59,000	53,112
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	1,075,000	1,050,813
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	185,000	186,388
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	725,000	740,406
Jostens IH Corp. company guaranty 7 5/8s, 2012	718,000	709,025
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012	600,000	627,000
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	295,000	276,621
Levi Strauss & Co. sr. notes 9 3/4s, 2015	651,000	685,178
Levi Strauss & Co. 144A sr. notes 8 7/8s, 2016	285,000	285,713
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	418,000	483,835
Meritage Homes Corp. company guaranty 6 1/4s, 2015	235,000	207,975
Meritor Automotive, Inc. notes 6.8s, 2009	71,000	71,000
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	468,000	500,760
MGM Mirage, Inc. company guaranty 6s, 2009	1,009,000	993,865
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	190,000	94,050
Owens Corning notes 7 1/2s, 2006 (In default) †	534,000	427,200
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	460,000	473,800
Park Place Entertainment Corp. sr. notes 7s, 2013	495,000	515,569
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010	395,000	419,688
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	247,000	258,733
PRIMEDIA, Inc. sr. notes 8s, 2013	688,000	629,520
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	268,000	250,580
R.H. Donnelley Corp. 144A sr. disc. notes Ser. A-2,
6 7/8s, 2013	67,000	62,645
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	365,000	364,088
Resorts International Hotel and Casino, Inc. company guaranty
11 1/2s, 2009	450,000	493,875
Russell Corp. company guaranty 9 1/4s, 2010	466,000	484,640
Scientific Games Corp. company guaranty 6 1/4s, 2012	626,000	612,698
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	735,000	768,075
Standard Pacific Corp. sr. notes 7 3/4s, 2013	420,000	410,025
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	560,000	609,000
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	390,000	396,825
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	520,000	561,600
Station Casinos, Inc. sr. notes 6s, 2012	470,000	463,538
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	420,000	420,000
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	436,000	483,960
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	161,000	165,830

CORPORATE BONDS AND NOTES (18.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	$604,000	$614,570
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	117,000	113,783
United Auto Group, Inc. company guaranty 9 5/8s, 2012	515,000	545,256
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	736,000	723,120
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	730,000	585,825
WCI Communities, Inc. company guaranty 9 1/8s, 2012	810,000	824,175
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	555,000	539,044
		25,395,987

Consumer Staples (2.8%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	545,000	547,725
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	456,000	406,980
Archibald Candy Corp. company guaranty 10s, 2007
(In default) (F) †	90,153	4,711
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	210,000	218,400
Brand Services, Inc. company guaranty 12s, 2012	565,000	605,963
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	167,000	162,825
CCH I Holdings LLC company guaranty stepped-coupon
zero %, 2015	49,000	21,560
CCH I LLC secd. notes 11s, 2015	1,347,000	1,119,694
Charter Communications Holdings II 144A sr. notes
10 1/4s, 2010	259,000	253,820
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	86,000	84,495
Church & Dwight Co., Inc. company guaranty 6s, 2012	444,000	436,785
Cinemark USA, Inc. sr. sub. notes 9s, 2013	30,000	31,875
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	990,000	757,350
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	825,000	853,875
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	425,000	446,781
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	595,000	597,975
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	1,068,000	1,043,970
Dean Foods Co. sr. notes 6 5/8s, 2009	918,000	927,180
Del Monte Corp. company guaranty 6 3/4s, 2015	320,000	312,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	560,000	591,500
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	1,026,000	1,013,175
Echostar DBS Corp. company guaranty 6 5/8s, 2014	2,119,000	2,047,484
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	118,000	100,300
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	509,000	495,003
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	251,000	230,293
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	741,000	733,590
Playtex Products, Inc. company guaranty 9 3/8s, 2011	266,000	277,970
Playtex Products, Inc. sec. notes 8s, 2011	770,000	814,275
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	450,000	454,500
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	482,000	513,330
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	735,000	606,375

CORPORATE BONDS AND NOTES (18.5%)* continued

	Principal amount	Value

Consumer Staples continued
Sbarro, Inc. company guaranty 11s, 2009	$726,000	$738,705
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	255,000	256,275
Six Flags, Inc. sr. notes 9 5/8s, 2014	370,000	372,775
Young Broadcasting, Inc. company guaranty 10s, 2011	431,000	397,598
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	365,000	312,075
		18,789,187

Energy (3.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	1,347,000	1,336,898
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	487,000	511,350
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	812,000	828,240
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	269,000	281,105
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,031,000	1,077,395
Chesapeake Energy Corp. sr. notes 7s, 2014	279,000	285,278
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	510,000	502,350
Dresser, Inc. company guaranty 9 3/8s, 2011	696,000	729,060
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	725,000	721,375
Forest Oil Corp. company guaranty 7 3/4s, 2014	108,000	111,240
Forest Oil Corp. sr. notes 8s, 2011	540,000	580,500
Forest Oil Corp. sr. notes 8s, 2008	335,000	347,981
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	1,860,000	2,199,450
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	584,000	572,320
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	517,000	496,320
Massey Energy Co. sr. notes 6 5/8s, 2010	774,000	787,545
Newfield Exploration Co. sr. notes 7 5/8s, 2011	700,000	743,750
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	348,000	348,870
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	655,000	615,700
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	490,858	498,413
Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014	355,000	361,213
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	710,500	762,374
Pemex Project Funding Master Trust company guaranty
5 3/4s, 2015	4,060,000	3,887,450
Pemex Project Funding Master Trust 144A company guaranty
5 3/4s, 2015	1,778,000	1,702,435
Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008	115,000	116,245
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	620,000	637,050
Plains Exploration & Production Co. sr. sub. notes
8 3/4s, 2012	485,000	517,738
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	670,000	697,638
Pride International, Inc. sr. notes 7 3/8s, 2014	826,000	867,300
Seabulk International, Inc. company guaranty 9 1/2s, 2013	600,000	666,000
Star Gas Partners LP/Star Gas Finance Co. sr. notes
10 1/4s, 2013	113,000	116,955
		23,907,538

CORPORATE BONDS AND NOTES (18.5%)* continued

	Principal amount	Value

Financial (1.0%)
Bosphorus Financial Services, Ltd. 144A sec. FRN 6.549s,
2012 (Cayman Islands)	$1,445,000	$1,455,710
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	310,000	314,263
Finova Group, Inc. notes 7 1/2s, 2009	474,100	157,638
UBS Luxembourg SA for Sberbank sub. notes 6.23s, 2015
(Luxembourg)	1,400,000	1,389,500
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	3,010,000	3,183,075
Western Financial Bank sub. debs. 9 5/8s, 2012	235,000	262,613
		6,762,799

Health Care (1.5%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	183,000	177,281
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012	320,000	316,800
DaVita, Inc. company guaranty 7 1/4s, 2015	345,000	346,725
DaVita, Inc. company guaranty 6 5/8s, 2013	175,000	174,563
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	312,000	321,360
HCA, Inc. debs. 7.19s, 2015	51,000	52,014
HCA, Inc. notes 6 3/8s, 2015	212,000	206,334
HCA, Inc. notes 6 1/4s, 2013	550,000	533,515
HCA, Inc. notes 5 3/4s, 2014	260,000	243,260
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	595,000	455,175
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††	669,000	187,320
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	740,000	710,400
Service Corp. International notes 6 1/2s, 2008	110,000	110,550
Service Corp. International notes Ser. *, 7.7s, 2009	270,000	278,775
Service Corp. International 144A sr. notes 7 1/4s, 2017	170,000	172,975
Service Corp. International 144A sr. notes 6 3/4s, 2016	535,000	529,650
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013	724,000	695,040
Tenet Healthcare Corp. notes 7 3/8s, 2013	390,000	355,875
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	835,000	845,438
Triad Hospitals, Inc. sr. notes 7s, 2012	825,000	825,000
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	211,000	207,835
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	840,000	871,500
US Oncology, Inc. company guaranty 9s, 2012	420,000	434,700
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	556,000	568,510
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	305,000	342,363
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)	201,000	203,010
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	173,000	173,000
		10,338,968

Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	334,000	349,448
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	1,229,000	1,275,088
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	700,000	730,625

CORPORATE BONDS AND NOTES (18.5%)* continued

		Principal amount	Value

Technology continued
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		$13,000	$11,083
SunGard Data Systems, Inc. 144A sr. unsecd. notes
9 1/8s, 2013		340,000	359,550
Xerox Corp. sr. notes 9 3/4s, 2009	EUR	195,000	272,168
Xerox Corp. sr. notes 7 5/8s, 2013		$623,000	655,708
			3,653,670

Transportation (0.1%)
Calair, LLC/Calair Capital Corp. company guaranty
8 1/8s, 2008		760,000	716,300

Utilities & Power (1.7%)
AES Corp. (The) sr. notes 8 7/8s, 2011		54,000	58,320
AES Corp. (The) sr. notes 8 3/4s, 2008		30,000	31,275
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		460,000	493,925
Centrais Electricas Brasileirass SA 144A sr. notes 7 3/4s,
2015 (Brazil)		609,000	640,973
CMS Energy Corp. sr. notes 8.9s, 2008		600,000	637,500
CMS Energy Corp. sr. notes 7 3/4s, 2010		180,000	188,550
Colorado Interstate Gas Co. sr. notes 5.95s, 2015		174,000	166,986
DPL, Inc. sr. notes 6 7/8s, 2011		457,000	476,562
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013		872,000	999,050
El Paso Corp. notes 6 3/8s, 2009		200,000	197,750
El Paso Natural Gas Co. sr. notes Ser. A, 7 5/8s, 2010		365,000	378,688
El Paso Production Holding Co. company guaranty
7 3/4s, 2013		993,000	1,028,996
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		520,000	500,500
Mission Energy Holding Co. sec. notes 13 1/2s, 2008		749,000	859,478
Monongahela Power Co. 1st mtge. 6.7s, 2014		400,000	421,752
National Power Corp. FRN 9.024s, 2011 (Philippines)		900,000	992,790
National Power Corp. 144A foreign government guaranty
FRN 9.024s, 2011 (Philippines)		195,000	215,105
Northwestern Corp. sec. notes 5 7/8s, 2014		319,000	314,204
Orion Power Holdings, Inc. sr. notes 12s, 2010		655,000	738,513
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013		517,000	535,825
Teco Energy, Inc. notes 7.2s, 2011		185,000	192,863
Teco Energy, Inc. notes 7s, 2012		280,000	289,450
Teco Energy, Inc. sr. notes 6 3/4s, 2015		32,000	32,880
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)		612,000	631,890
Utilicorp United, Inc. sr. notes 9.95s, 2011		361,000	399,808
Williams Cos., Inc. (The) notes 8 1/8s, 2012		150,000	161,063
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010		172,000	170,280
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		203,730	16,991
			11,771,967

Total corporate bonds and notes (cost $124,911,371)			$125,615,494

ASSET-BACKED SECURITIES (13.2%)*

	Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033	$53,385	$52,851
Aegis Asset Backed Securities Trust 144A Ser. 04-2N,
Class N1, 4 1/2s, 2034	11,710	11,671
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	607,235	605,292
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)	302,000	280,860
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	385,074
Ser. 04-1A, Class E, 6.42s, 2039	361,000	353,156
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	23,867	23,805
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	8,771	8,758
Asset Backed Securities Corp. Home Equity
Loan Trust 144A
FRB Ser. 06-HE2, Class M10, 7.309s, 2036	509,000	439,797
FRB Ser. 06-HE2, Class M11, 7.309s, 2036	450,000	358,956
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 5.476s, 2033	288,003	288,430
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5.779s, 2011	340,000	346,415
Bayview Financial Asset Trust 144A Ser. 03-X, Class A,
Interest Only (IO), 0.61s, 2006	3,505,311	12,050
Bear Stearns Alternate Trust Ser. 05-5, Class 21A1,
4.685s, 2035	1,488,643	1,470,833
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	38,057	37,796
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	36,058	36,007
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	30,067	30,025
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 8.068s, 2034	286,000	286,715
FRB Ser. 06-PC1, Class M9, 6.568s, 2035	185,000	148,694
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030	161,878	108,628
Ser. 00-A, Class A4, 8.29s, 2030	591,424	425,825
Ser. 99-B, Class A3, 7.18s, 2015	1,116,664	720,248
Ser. 99-B, Class A4, 7.3s, 2016	760,057	520,196
FRB Ser. 00-A, Class A1, 4.909s, 2030	170,121	85,061
Broadhollow Funding, LLC 144A FRB Ser. 04-A, Class Sub,
6.57s, 2009	598,000	604,937
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.39s, 2013	500,000	495,703
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 8.099s, 2011 (Cayman Islands)	34,922	35,821
FRB Ser. 04-AA, Class B4, 10.249s, 2011 (Cayman Islands)	180,214	189,405
Chase Credit Card Master Trust FRB Ser. 03-3, Class C,
5.829s, 2010	350,000	355,705

ASSET-BACKED SECURITIES (13.2%)* continued

		Principal amount	Value

CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		$8,164	$8,151
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		94,000	93,157
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)		58,000	52,820
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.318s, 2035		304,000	249,043
FRB Ser. 05-HE4, Class M12, 6.868s, 2035		457,000	358,459
FRB Ser. 06-WMC1, Class M10, 8.318s, 2035		90,000	79,738
Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		1,180,000	1,025,681
Ser. 00-2, Class A4, 8.48s, 2030		115,912	115,221
Ser. 00-4, Class A4, 7.73s, 2031		822,197	779,086
Ser. 00-4, Class A5, 7.97s, 2032		240,000	194,220
Ser. 00-4, Class A6, 8.31s, 2032		3,412,000	2,850,372
Ser. 00-6, Class A5, 7.27s, 2032		101,000	92,291
Ser. 00-6, Class M2, 8.2s, 2032		106,311	4,252
Ser. 01-1, Class A5, 6.99s, 2032		897,000	816,272
Ser. 01-3, Class A3, 5.79s, 2033		7,277	7,271
Ser. 01-3, Class A4, 6.91s, 2033		3,073,000	2,906,603
Ser. 01-3, Class M2, 7.44s, 2033		188,397	23,550
Ser. 01-4, Class A4, 7.36s, 2033		268,000	260,497
Ser. 01-4, Class B1, 9.4s, 2033		180,362	14,880
Ser. 02-1, Class A, 6.681s, 2033		1,591,103	1,604,583
FRB Ser. 01-4, Class M1, 6.38s, 2033		295,000	112,100
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 6.935s, 2007		790,000	801,850
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		218,737	217,207
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		28,672	28,300
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.428s, 2035		7,901,719	171,616
Ser. 06-0A5, Class X, IO, zero %, 2046		5,095,000	254,750
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		431,000	412,734
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
7.73s, 2039		1,870,000	1,897,758
First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 04-FF7, Class A4, 5.118s, 2034		6,761,000	6,774,346
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)		34,179	34,094
First Horizon Mortgage Pass-Through Trust
Ser. 05-AR2, Class 1A1, 4.829s, 2035		1,584,888	1,566,279
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		79,983	79,389
Ser. 04-3, Class B, 7 1/2s, 2034		45,831	42,200
Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012		687,000	678,868
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.901s, 2042 (United Kingdom)		440,000	442,799
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	1,430,000	1,816,642
FRB Ser. 03-2, Class 3C, 6.138s, 2043 (United Kingdom)	GBP	1,075,000	1,921,049

ASSET-BACKED SECURITIES (13.2%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 93-1, Class B, 8.45s, 2018		$813,343	$784,619
Ser. 94-4, Class B2, 8.6s, 2019		371,038	281,612
Ser. 94-6, Class B2, 9s, 2020		870,032	751,684
Ser. 95-4, Class B1, 7.3s, 2025		371,800	366,456
Ser. 95-8, Class B1, 7.3s, 2026		362,579	281,063
Ser. 96-8, Class M1, 7.85s, 2027		387,000	325,314
Ser. 99-3, Class A5, 6.16s, 2031		46,417	46,708
Ser. 99-3, Class A7, 6.74s, 2031		733,000	697,902
Ser. 99-5, Class A5, 7.86s, 2030		4,480,000	3,902,056
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,887,168	1,745,321
Ser. 99-5, Class A4, 7.59s, 2028		92,374	93,804
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		412,353	409,211
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		103,084	103,064
Ser. 04-NIM1, Class N2, zero %, 2034		519,000	382,244
Ser. 04-NIM2, Class N, 4 7/8s, 2034		299,250	297,964
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 6.618s, 2030 (Cayman Islands)		371,000	369,535
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 6.818s, 2030 (Cayman Islands)		379,000	379,303
HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035		392,214	378,862
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.9s, 2040 (United Kingdom)		210,000	210,438
FRB Ser. 8, Class 2C, 5.32s, 2040 (United Kingdom)		235,000	235,541
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 7.559s,
2037 (Cayman Islands)		1,260,000	1,267,636
Long Beach Asset Holdings Corp. NIM Trust 144A Ser. 04-5,
Class Note, 5s, 2034		19,598	19,568
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006		918,461	25,579
Ser. 04-3, Class S2, IO, 4 1/2s, 2006		459,231	12,790
FRB Ser. 06-2, Class M10, 7.17s, 2036		318,000	264,974
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-2,
Class B, 7.17s, 2036		318,000	247,484
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.388s, 2039 (United Kingdom)	GBP	900,000	1,576,791
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.068s, 2032		$1,046,356	523,178
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)		112,364	112,901
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)		20,739	20,698
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 5.929s, 2010		350,000	356,849
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034		4,588	4,532

ASSET-BACKED SECURITIES (13.2%)* continued

		Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		$13,495	$13,360
Ser. 04-HE1N, Class N1, 5s, 2006		9,287	9,208
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		143,671	140,228
Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3,
8.018s, 2034		214,000	216,669
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2, Class E,
5s, 2012		178,000	174,215
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 8.493s, 2031		65,844	65,844
FRB Ser. 01-NC4, Class B1, 7.318s, 2032		82,209	82,288
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.433s, 2035		2,083,117	2,069,610
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012		117,720	114,115
Ser. 05-A, Class C, 4.84s, 2014		272,763	268,061
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017		186,068	148,819
Ser. 00-D, Class A4, 7.4s, 2030		1,022,000	674,234
Ser. 01-C, Class A2, 5.92s, 2017		1,071,072	576,787
Ser. 01-D, Class A2, 5.26s, 2019		173,822	117,407
Ser. 01-D, Class A4, 6.93s, 2031		817,933	585,573
Ser. 01-E, Class A2, 5.05s, 2019		1,278,104	979,153
Ser. 02-A, Class A2, 5.01s, 2020		376,501	291,048
Ser. 02-B, Class A4, 7.09s, 2032		443,000	389,425
Ser. 02-C, Class A1, 5.41s, 2032		1,601,892	1,360,950
Ser. 95-B, Class B1, 7.55s, 2021		364,000	240,240
Ser. 99-B, Class A4, 6.99s, 2026		1,272,080	1,109,020
Ser. 99-D, Class A1, 7.84s, 2029		1,186,193	1,044,630
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		256,411	227,895
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.24s, 2018 (Ireland)		885,000	937,215
FRB Ser. 05-A, Class E, 9.34s, 2012 (Ireland)		238,000	237,929
Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
7.318s, 2035		509,000	442,532
Park Place Securities, Inc. FRB Ser. 04-MCW1, Class A2,
5.198s, 2034		3,269,900	3,259,273
Park Place Securities, Inc. 144A FRB Ser. 05-WCW2,
Class M11, 7.318s, 2035		381,000	282,893
People’s Choice Net Interest Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		90,000	87,468
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.03s, 2042 (United Kingdom)		350,000	354,605
FRB Ser. 6, Class 3C, 5.26s, 2042 (United Kingdom)	GBP	887,000	1,538,324
Residential Asset Securities Corp. Ser. 01-KS3,
Class AII, 5.048s, 2031		$4,285,645	4,286,742
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034		109,230	108,752
FRB Ser. 05-KS10, Class B, 7.331s, 2035		395,000	345,554

ASSET-BACKED SECURITIES (13.2%)* continued

		Principal amount	Value

Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.317s, 2038 (United Kingdom)	GBP	150,000	$258,636
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		$48,062	48,242
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		52,805	42,777
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		17,341	15,266
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		16,982	14,239
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		3,464	2,553
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		21,270	17,388
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		7,370	2,064
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		10,896	1,525
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		75,194	31,044
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		160,460	159,561
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)		2,423	2,422
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		17,754	17,721
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)		50,748	50,650
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		46,027	45,767
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)		273,210	54,642
Ser. 05-WF1A, Class A, 4 3/4s, 2035		187,690	186,111
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HE2N, Class NA, 5.43s, 2034		18,502	18,224
Ser. 04-HS1N, Class Note, 5.92s, 2034		4,712	4,712
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.318s, 2036		392,000	339,570
South Coast Funding 144A FRB Ser. 3A, Class A2, 5.92s,
2038 (Cayman Islands)		140,000	140,700
Structured Asset Investment Loan Trust FRB Ser. 04-9,
Class A4, 5.118s, 2034		6,811,000	6,816,564
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 7.318s, 2035		436,000	348,994
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.114s, 2015		1,796,701	1,796,141
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		467,000	460,832
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037 (Cayman Islands)		390,000	384,707
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		57,453	57,340
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		214,000	214,083
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		16,052,217	120,392
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 5.523s, 2044 (United Kingdom)		733,000	732,817
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010		50,425	50,402
Ser. 04-1, Class D, 5.6s, 2011		273,186	270,910

Total asset-backed securities (cost $91,591,464)			$89,469,585

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029		$434,000	$437,452
Banc of America Commercial Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036		325,000	343,614
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	160,568
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	274,398
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.67s, 2014		141,000	140,802
FRB Ser. 02-FL2A, Class K1, 7.17s, 2014		100,000	99,981
FRB Ser. 05-BOCA, Class M, 6.849s, 2016		355,000	355,852
FRB Ser. 05-MIB1, Class K, 6.749s, 2022		645,000	633,276
FRB Ser. 05-ESHA, Class K, 6.54s, 2020		712,000	711,996
FRB Ser. 06-LAQ, Class M, 6.471s, 2021		548,000	548,000
FRB Ser. 05-BOCA, Class L, 6.449s, 2016		183,000	183,314
FRB Ser. 06-LAQ, Class L, 6.371s, 2021		342,000	342,000
FRB Ser. 05-BOCA, Class K, 6.099s, 2016		200,000	200,344
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.399s, 2018		696,000	696,000
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.199s, 2032		410,000	457,329
Broadgate Financing PLC sec. FRB Ser. D, 5.429s, 2023
(United Kingdom)	GBP	465,500	805,702
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 5.348s, 2013		$1,074,000	1,068,630
FRB Ser. 05-F10A, Class A1, 4.849s, 2017		3,059,467	3,058,325
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 6.599s, 2020		699,000	698,995
FRB Ser. 05-TFLA, Class K, 6.049s, 2020		388,000	387,998
Ser. 98-C1, Class F, 6s, 2040		966,000	841,746
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	272,587
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.656s, 2031		18,901,901	325,623
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		286,492	283,830
Ser. 98-CF2, Class B5, 5.95s, 2031		915,958	799,091
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		275,000	192,500
Ser. 97-CF1, Class B1, 7.91s, 2030		266,000	270,799
European Loan Conduit FRB Ser. 6X, Class E, 6.34s, 2010
(United Kingdom)	GBP	372,956	647,917
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.84s, 2010 (United Kingdom)	GBP	133,198	231,399
FRB Ser. 22A, Class D, 5.44s, 2014 (Ireland)	GBP	507,000	879,290
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.445s, 2014 (United Kingdom)	GBP	360,970	626,030
Fannie Mae
Ser. 06-20, Class IP, IO, 8s, 2030		$460,000	94,409
Ser. 04-W8, Class 3A, 7 1/2s, 2044		473,634	494,641
Ser. 04-W2, Class 5A, 7 1/2s, 2044		1,682,133	1,756,390

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	$401,222	$418,662
Ser. 03-W4, Class 4A, 7 1/2s, 2042	126,469	131,383
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	267,237	278,270
Ser. 02-T19, Class A3, 7 1/2s, 2042	323,214	336,507
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	5,986	6,234
Ser. 02-W1, Class 2A, 7 1/2s, 2042	540,606	560,151
Ser. 02-14, Class A2, 7 1/2s, 2042	2,577	2,679
Ser. 01-T10, Class A2, 7 1/2s, 2041	333,875	346,493
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,558	1,617
Ser. 01-T8, Class A1, 7 1/2s, 2041	4,300	4,456
Ser. 01-T7, Class A1, 7 1/2s, 2041	1,305,272	1,351,756
Ser. 01-T3, Class A1, 7 1/2s, 2040	198,514	205,725
Ser. 01-T1, Class A1, 7 1/2s, 2040	617,848	641,215
Ser. 99-T2, Class A1, 7 1/2s, 2039	253,456	264,254
Ser. 00-T6, Class A1, 7 1/2s, 2030	124,217	128,640
Ser. 02-W7, Class A5, 7 1/2s, 2029	213,920	222,624
Ser. 01-T4, Class A1, 7 1/2s, 2028	588,618	615,195
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,344	1,397
IFB Ser. 06-27, Class SP, 7.443s, 2036	791,000	781,939
IFB Ser. 05-74, Class CP, 7.084s, 2035	627,274	624,396
IFB Ser. 05-76, Class SA, 7.084s, 2034	887,393	871,575
Ser. 04-W12, Class 1A3, 7s, 2044	493,383	508,956
Ser. 01-T10, Class A1, 7s, 2041	1,283,861	1,317,961
IFB Ser. 06-8, Class HP, 6.9s, 2036	1,012,735	993,379
IFB Ser. 06-8, Class WK, 6.9s, 2036	1,521,647	1,485,159
IFB Ser. 05-106, Class US, 6.9s, 2035	1,532,765	1,524,574
IFB Ser. 05-99, Class SA, 6.9s, 2035	741,549	726,691
IFB Ser. 05-74, Class CS, 6.77s, 2035	715,149	705,435
IFB Ser. 05-114, Class SP, 6.33s, 2036	427,632	404,379
IFB Ser. 05-95, Class CP, 5.576s, 2035	120,340	116,473
Ser. 350, Class 2, IO, 5 1/2s, 2034	1,067,686	259,530
Ser. 329, Class 2, IO, 5 1/2s, 2033	1,995,866	487,739
IFB Ser. 05-95, Class OP, 5.473s, 2035	360,000	323,539
IFB Ser. 05-83, Class QP, 4.867s, 2034	236,297	214,371
IFB Ser. 05-93, Class AS, 4.83s, 2034	329,173	292,668
IFB Ser. 05-56, Class TP, 3.696s, 2033	284,500	250,121
IFB Ser. 02-36, Class QH, IO, 3.232s, 2029	296,344	5,165
IFB Ser. 03-66, Class SA, IO, 2.832s, 2033	1,496,213	104,032
IFB Ser. 03-48, Class S, IO, 2.732s, 2033	665,397	46,165
IFB Ser. 05-113, Class DI, IO, 2.412s, 2036	8,525,532	503,200
IFB Ser. 04-51, Class S0, IO, 2.232s, 2034	369,616	18,481
IFB Ser. 06-20, Class BI, IO, 2.01s, 2036	14,948,000	679,236
IFB Ser. 06-20, Class PI, IO, 1.93s, 2030	3,490,000	134,929
IFB Ser. 05-105, Class S, IO, 1.882s, 2035	1,091,272	53,882
IFB Ser. 05-95, Class CI, IO, 1.882s, 2035	1,592,876	87,251
IFB Ser. 05-84, Class SG, IO, 1.882s, 2035	2,820,214	172,187
IFB Ser. 05-87, Class SG, IO, 1.882s, 2035	3,577,531	179,995
IFB Ser. 05-69, Class AS, IO, 1.882s, 2035	753,195	39,896
IFB Ser. 05-104, Class NI, IO, 1.882s, 2035	472,832	30,548

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 04-92, Class S, IO, 1.882s, 2034	$2,284,316	$118,145
IFB Ser. 05-104, Class SI, IO, 1.882s, 2033	3,565,781	206,129
IFB Ser. 05-83, Class QI, IO, 1.872s, 2035	391,644	25,557
IFB Ser. 05-92, Class SC, IO, 1.862s, 2035	3,752,112	205,203
IFB Ser. 05-83, Class SL, IO, 1.852s, 2035	7,350,510	372,309
IFB Ser. 06-8, Class NS, IO, 1.812s, 2036	4,687,073	256,966
IFB Ser. 05-95, Class OI, IO, 1.772s, 2035	220,807	14,245
IFB Ser. 03-112, Class SA, IO, 1.682s, 2028	1,446,592	46,368
IFB Ser. 05-67, Class BS, IO, 1.332s, 2035	1,897,389	74,413
IFB Ser. 05-74, Class SE, IO, 1.282s, 2035	2,590,518	80,330
IFB Ser. 05-87, Class SE, IO, 1.232s, 2035	14,153,215	468,825
Ser. 03-W10, Class 1A, IO, 1.195s, 2043	4,910,500	73,923
IFB Ser. 04-54, Class SW, IO, 1.182s, 2033	879,366	22,561
Ser. 03-W10, Class 3A, IO, 1.178s, 2043	5,919,899	98,416
Ser. 03-W17, Class 12, IO, 1.151s, 2033	3,332,477	97,817
Ser. 02-T18, IO, 0.525s, 2042	9,305,363	110,456
Ser. 05-113, Class DO, Principal Only (PO), zero %, 2036	1,310,302	1,032,533
Ser. 363, Class 1, PO, zero %, 2035	4,550,687	3,234,852
Ser. 361, Class 1, PO, zero %, 2035	3,023,028	2,312,690
Ser. 04-38, Class AO, PO, zero %, 2034	393,966	278,792
Ser. 342, Class 1, PO, zero %, 2033	295,282	225,171
Ser. 02-82, Class TO, PO, zero %, 2032	235,500	179,237
Ser. 04-61, Class CO, PO, zero %, 2031	517,000	387,265
Ser. 99-51, Class N, PO, zero %, 2029	93,711	75,774
Ser. 99-52, Class MO, PO, zero %, 2026	9,881	9,610
FRB Ser. 05-117, Class GF, zero %, 2036	363,961	340,020
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	543,036	567,587
Ser. T-58, Class 4A, 7 1/2s, 2043	8,293	8,625
Ser. T-41, Class 3A, 7 1/2s, 2032	1,283,636	1,332,318
Ser. T-60, Class 1A2, 7s, 2044	2,465,072	2,540,282
Ser. T-57, Class 1AX, IO, 0.454s, 2043	3,108,914	29,752
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO,
1.42s, 2020	6,816,774	388,910
Freddie Mac
IFB Ser. 2963, Class SV, 9.605s, 2034	313,000	320,788
IFB Ser. 2763, Class SC, 9.605s, 2032	400,330	410,404
IFB Ser. 3114, Class GK, 7.405s, 2036	394,385	383,241
IFB Ser. 3081, Class DC, 7.791s, 2035	591,908	572,742
Ser. 3114, Class BL, IO, 7 1/2s, 2030	175,957	33,561
IFB Ser. 2979, Class AS, 6.861s, 2034	264,563	255,386
IFB Ser. 3072, Class SA, 6.715s, 2035	231,247	213,759
IFB Ser. 3072, Class SM, 6.385s, 2035	368,231	335,349
IFB Ser. 3072, Class SB, 6.238s, 2035	348,487	315,476
IFB Ser. 3065, Class DC, 5.614s, 2035	903,371	816,005
IFB Ser. 3050, Class SA, 5.003s, 2034	637,500	566,526
IFB Ser. 2828, Class TI, IO, 2.301s, 2030	888,103	57,449
IFB Ser. 3033, Class SF, IO, 2.051s, 2035	1,312,106	54,534

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3028, Class ES, IO, 2.001s, 2035	$4,296,434	$292,692
IFB Ser. 3042, Class SP, IO, 2.001s, 2035	1,007,082	65,762
IFB Ser. 3045, Class DI, IO, 1.981s, 2035	12,682,204	579,580
IFB Ser. 3054, Class CS, IO, 1.951s, 2035	1,016,869	47,030
IFB Ser. 3107, Class DC, IO, 1.951s, 2035	4,469,004	326,098
IFB Ser. 3066, Class SI, IO, 1.951s, 2035	2,907,725	194,024
IFB Ser. 3031, Class BI, IO, 1.941s, 2035	836,723	53,050
IFB Ser. 3067, Class SI, IO, 1.901s, 2035	3,361,064	230,772
IFB Ser. 3114, Class TS, IO, 1.901s, 2030	6,148,674	253,975
IFB Ser. 3114, Class BI, IO, 1.901s, 2030	2,639,375	101,776
IFB Ser. 3065, Class DI, IO, 1.871s, 2035	656,232	38,901
IFB Ser. 3081, Class DI, IO, 1.731s, 2035	857,752	47,976
IFB Ser. 3016, Class SP, IO, 1.361s, 2035	872,000	26,570
IFB Ser. 3016, Class SQ, IO, 1.361s, 2035	2,078,427	64,307
IFB Ser. 2937, Class SY, IO, 1.351s, 2035	854,731	22,864
IFB Ser. 2815, Class S, IO, 1.251s, 2032	2,064,362	59,322
Ser. 236, PO, zero %, 2036	770,000	578,241
Ser. 3045, Class DO, PO, zero %, 2035	969,809	736,055
Ser. 231, PO, zero %, 2035	5,698,874	4,115,017
Ser. 228, PO, zero %, 2035	3,424,023	2,589,011
Ser. 215, PO, zero %, 2031	189,209	160,954
Ser. 2235, PO, zero %, 2030	213,493	166,057
FRB Ser. 3022, Class TC, zero %, 2035	185,921	217,993
FRB Ser. 2986, Class XT, zero %, 2035	110,128	121,382
FRB Ser. 3046, Class WF, zero %, 2035	263,970	261,050
FRB Ser. 3054, Class XF, zero %, 2034	111,572	115,825
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.52s, 2033	170,000	178,980
Ser. 00-1, Class G, 6.131s, 2033	596,000	546,830
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	529,968	509,689
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 4.997s, 2035	539,004	479,637
IFB Ser. 06-10, Class SM, IO, 1.62s, 2036	5,106,000	202,644
IFB Ser. 05-65, Class SI, IO, 1.574s, 2035	2,257,140	89,659
IFB Ser. 06-14, Class S, IO, 1.56s, 2036	2,188,000	76,922
IFB Ser. 05-68, Class SI, IO, 1.524s, 2035	7,264,895	320,320
IFB Ser. 05-51, Class SJ, IO, 1.424s, 2035	2,180,780	81,779
IFB Ser. 05-68, Class S, IO, 1.424s, 2035	4,311,209	171,807
Ser. 98-2, Class EA, PO, zero %, 2028	94,090	74,507
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 7.999s, 2015	214,000	214,268
LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	234,114
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 8.49s, 2014	876,000	874,390
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	594,000	479,748
Ser. 04-1A, Class K, 5.45s, 2040	212,000	166,702
Ser. 04-1A, Class L, 5.45s, 2040	96,000	68,887
			43

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

		Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS,
IO, 2.14s, 2028		$5,661,384	$240,830
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.444s, 2037		1,019,193	393,982
Morgan Stanley Capital I Ser. 98-CF1, Class E, 7.35s, 2032		1,252,000	1,315,157
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039		1,730,000	1,193,667
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.099s, 2030		327,112	336,667
Ser. 97-MC2, Class X, IO, 0.741s, 2012		2,683,790	30,297
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.28s, 2042
(United Kingdom)		500,000	499,869
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		123,000	114,475
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025		638,549	626,582
Quick Star PLC FRB Class 1-D, 5.501s, 2011
(United Kingdom)	GBP	445,794	773,141
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$303,000	300,053
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		162,000	133,460
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		193,000	145,173
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		174,000	142,884
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		167,000	125,634
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 5.64s, 2014 (Ireland)	GBP	344,000	596,599
FRB Ser. 05-CT1A, Class D, 5.64s, 2014 (Ireland)	GBP	627,604	1,088,454
FRB Ser. 04-2A, Class D, 3.408s, 2014 (Ireland)	EUR	350,545	424,160
FRB Ser. 04-2A, Class C, 3.008s, 2014 (Ireland)	EUR	437,741	529,667
URSUS EPC 144A FRB Ser. 1-A, Class D, 5.489s,
2012 (Ireland)	GBP	418,529	725,855
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.049s, 2018		$477,000	474,958

Total collateralized mortgage obligations (cost $87,410,755)			$84,780,970

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.9%)*

		Principal amount	Value

U.S. Government Agency Mortgage Obligations (11.9%)
Federal National Mortgage Association
Pass-Through Certificates
8s, October 1, 2025		$6,325	$6,670
6 1/2s, with due dates from August 1, 2034 to
September 1, 2034		1,153,154	1,177,207
6 1/2s, October 1, 2018		21,151	21,511
5 1/2s, with due dates from July 1, 2009 to February 1, 2021		20,597,138	20,486,912
5 1/2s, TBA, May 1, 2036		18,100,000	17,647,500
5 1/2s, TBA, April 1, 2036		36,538,000	35,658,804
5 1/2s, TBA, April 1, 2021		740,000	735,317

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.9%)* continued

		Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association
Pass-Through Certificates
5s, with due dates from April 1, 2019 to April 1, 2020		$2,178,533	$2,124,875
4 1/2s, with due dates from August 1, 2033 to June 1, 2034		3,143,850	2,914,222

Total U.S. government and agency mortgage obligations (cost $81,470,183)			$80,773,018

U.S. TREASURY OBLIGATIONS (10.4%)*

		Principal amount	Value

U.S. Treasury Notes
6 1/2s, February 15, 2010		$7,500,000	$7,935,938
4 1/4s, August 15, 2013		38,008,000	36,558,945
3 1/4s, August 15, 2008		27,242,000	26,290,658

Total U.S. treasury obligations (cost $73,768,290)			$70,785,541

FOREIGN GOVERNMENT BONDS AND NOTES (11.8%)*

		Principal amount	Value

Argentina (Republic of ) FRB 4.889s, 2012		$6,982,500	$6,478,568
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	1,390,000	1,688,628
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		$1,018,000	1,267,410
Brazil (Federal Republic of ) notes 11s, 2012		7,240,000	8,850,900
Canada (Government of ) bonds Ser. WH31, 6s, 2008	CAD	3,680,000	3,284,959
Colombia (Republic of ) notes 10s, 2012		$3,122,000	3,683,960
France (Government of ) bonds 4s, 2013	EUR	4,730,000	5,829,181
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	4,329,160	5,724,920
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	5,500,000	6,877,943
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	5,000,000	6,180,075
Indonesia (Republic of ) 144A notes 7 1/4s, 2015		$280,000	286,720
Ireland (Republic of ) bonds 5s, 2013	EUR	7,500,000	9,808,260
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		$2,445,000	2,313,704
South Africa (Republic of ) notes 7 3/8s, 2012		1,495,000	1,616,843
South Africa (Republic of ) notes 6 1/2s, 2014		1,330,000	1,389,850
Spain (Government of ) bonds 5.4s, 2011	EUR	1,000,000	1,312,245
Spain (Kingdom of ) bonds 5s, 2012	EUR	800,000	1,038,664
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	4,797,590
United Mexican States notes 6 5/8s, 2015		$4,530,000	4,729,320
Venezuela (Republic of ) notes 10 3/4s, 2013		2,150,000	2,679,975

Total foreign government bonds and notes (cost $78,579,272)			$79,839,715

SENIOR LOANS (8.5%)* (c)

	Principal amount	Value

Basic Materials (0.9%)
Georgia-Pacific Corp. bank term loan FRN Ser. B, 6.743s, 2013	$847,875	$853,506
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.984s, 2010	131,094	133,040
Hercules, Inc. bank term loan FRN Ser. B, 6.058s, 2010	370,422	372,969
Huntsman International Corp. bank term loan FRN Ser. B,
6.32s, 2012	778,015	782,635
Innophos, Inc. bank term loan FRN 7.003s, 2010	271,866	275,378
Nalco Co. bank term loan FRN Ser. B, 6.534s, 2010	1,206,873	1,218,942
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	701,085	708,425
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	403,485	407,709
Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
6.918s, 2012	1,387,990	1,405,556
		6,158,160

Capital Goods (0.7%)
Allied Waste Industries, Inc. bank term loan FRN 4.385s, 2012	62,900	63,136
Allied Waste Industries, Inc. bank term loan FRN Ser. B,
6.796s, 2012	162,011	162,652
Amsted Industries, Inc. bank term loan FRN 7.126s, 2010	94,284	95,502
Graham Packaging Co., Inc. bank term loan FRN Ser. B,
6.967s, 2011	397,990	402,965
Hexcel Corp. bank term loan FRN Ser. B, 6 3/8s, 2012	796,424	803,724
Invensys, PLC bank term loan FRN Ser. B-1, 7.791s,
2009 (United Kingdom)	34,356	34,657
Mueller Group, Inc. bank term loan FRN Ser. B, 6.88s, 2012	796,000	805,950
Polypore, Inc. bank term loan FRN 7.53s, 2011	711,411	717,043
Solo Cup Co. bank term loan FRN 7.027s, 2011	147,000	148,409
Terex Corp. bank term loan FRN 6.839s, 2009	149,612	151,109
Terex Corp. bank term loan FRN Ser. C, 7.339s, 2009	748,067	755,548
Transdigm, Inc. bank term loan FRN Ser. C, 6.99s, 2010	494,468	500,495
		4,641,190

Communication Services (0.6%)
Centennial Cellular Operating Co., LLC bank term loan
FRN Ser. B, 7.008s, 2011	973,277	986,254
Consolidated Communications Holdings bank term loan
FRN Ser. D, 6.342s, 2011	124,255	125,342
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
6.313s, 2012	543,116	547,054
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B, 6.313s,
2011 (Bermuda)	595,477	600,130
Madison River Capital, LLC. bank term loan FRN Ser. B,
7.05s, 2012	796,423	805,632
Qwest Communications International, Inc. bank term loan
FRN Ser. A, 9.503s, 2007	78,000	79,872
Syniverse Holdings, Inc. bank term loan FRN Ser. B, 6.28s, 2012	557,252	564,217
Valor Telecommunications Enterprises LLC/Finance Corp.
bank term loan FRN Ser. B, 6.325s, 2012	543,333	544,097
		4,252,598

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (1.8%)
Adams Outdoor Advertising, LP bank term loan FRN 6.62s, 2012	$840,107	$851,309
Affinion Group, Inc. bank term loan FRN Ser. B, 7.501s, 2013	867,220	869,660
BLB (Wembley) bank term loan FRN 6.989s, 2011
(United Kingdom)	149,250	151,489
CCM Merger, Inc. bank term loan FRN Ser. B, 6.924s, 2012	992,502	999,698
Coinmach Service Corp. bank term loan FRN Ser. B,7.257s, 2012	249,748	253,390
Cooper Tire & Rubber Co. bank term loan FRN Ser. B, 6.563s, 2012	378,542	380,434
Cooper Tire & Rubber Co. bank term loan FRN Ser. C, 6.563s, 2012	610,500	613,552
Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 6.514s, 2010	139,054	140,126
Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B1, 6.227s, 2010	594,372	597,238
Goodman Global Holdings bank term loan FRN Ser. B, 6.286s, 2011	713,886	718,794
Goodyear Tire & Rubber Co. (The) bank term loan FRN 7.06s, 2010	195,000	197,641
Hayes Lemmerz International, Inc. bank term loan FRN
7.781s, 2009	132,940	133,509
Infor Global Solutions bank term loan FRN Ser. B, 7.286s, 2011	60,744	60,744
Infor Global Solutions bank term loan FRN Ser. DD,
7.286s, 2011	9,256	9,256
Jostens IH Corp. bank term loan FRN Ser. C, 7.318s, 2010	938,506	950,628
Landsource, Inc. bank term loan FRN Ser. B, 7 1/4s, 2010	50,000	50,188
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.34s, 2013	474,684	481,168
Penn National Gaming, Inc. bank term loan FRN Ser. B,
6 3/8s, 2012	199,000	201,488
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6.92s, 2013	150,000	148,281
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D,
6.466s, 2011	213,122	214,679
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D,
5.696s, 2011	498,737	502,382
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D1,
6.69s, 2011	400,000	401,650
Raycom Media, Inc. bank term loan FRN Ser. B, 6.188s, 2013	448,572	450,254
Sealy Mattress Co. bank term loan FRN Ser. D, 6.525s, 2012	473,355	478,976
Sun Media Corp. bank term loan FRN Ser. B, 6.668s,
2009 (Canada)	150,728	152,612
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.17s, 2012	174,125	175,540
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012	174,125	175,540
TRW Automotive, Inc. bank term loan FRN Ser. B,
6 1/4s, 2010	520,214	521,370
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6 1/8s, 2010	120,000	120,150
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 6.28s, 2011	664,302	670,945
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 6.28s, 2011	136,969	138,339

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Veterinary Centers of America, Inc. bank term loan
FRN Ser. B, 6 1/8s, 2011	$305,203	$307,492
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 6.489s, 2012	84,206	85,154
		12,203,676

Consumer Staples (2.3%)
Affinity Group Holdings bank term loan FRN Ser. B2,
7.208s, 2009	117,348	118,521
AMC Entertainment, Inc. bank term loan FRN 6.943s, 2013	200,000	202,219
AMF Bowling Worldwide bank term loan FRN Ser. B,
7.667s, 2009	104,013	104,793
Ashtead Group PLC bank term loan FRN Ser. B, 6 1/2s,
2009 (United Kingdom)	247,500	249,975
Burger King Corp. bank term loan FRN Ser. B1, 6 1/8s, 2013	550,861	553,959
Cablevision Systems Corp. bank term loan FRN 6.286s, 2013	1,100,000	1,108,388
Century Cable Holdings bank term loan FRN 9 3/4s, 2009	900,000	877,875
Charter Communications bank term loan FRN Ser. B,
7.92s, 2011	827,054	833,804
Cinemark, Inc. bank term loan FRN Ser. C, 6.536s, 2011	248,101	251,141
Constellation Brands, Inc. bank term loan FRN Ser. B,
6.361s, 2011	796,424	806,279
DirecTV Holdings, LLC bank term loan FRN Ser. B,
6.276s, 2013	733,333	741,125
Dole Food Co., Inc. bank term loan FRN Ser. B, 6.318s, 2012	245,023	245,461
Gray Television, Inc. bank term loan FRN Ser. B, 6.03s, 2012	149,625	150,523
Insight Midwest LP/Insight Capital, Inc. bank term loan FRN
6.563s, 2009	68,425	69,350
Jack-in-the-Box, Inc. bank term loan FRN 6.152s, 2008	197,980	199,712
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
6.938s, 2011 (Canada)	535,320	540,524
Mediacom Communications Corp. bank term loan FRN
Ser. B, 6.931s, 2012	987,500	1,000,307
MGM Studios, Inc. bank term loan FRN Ser. B, 6.78s, 2011	900,000	910,688
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 9 3/4s, 2010	500,000	489,643
PanAmSat Corp. bank term loan FRN Ser. B1, 6.9s, 2010	974,493	986,674
Pinnacle Foods Holding Corp. bank term loan FRN
7.823s, 2010	678,604	688,613
Regal Cinemas, Inc. bank term loan FRN Ser. B, 6.527s, 2010	540,260	544,987
Six Flags, Inc. bank term loan FRN Ser. B, 7.111s, 2009	429,873	434,508
Spanish Broadcasting Systems, Inc. bank term loan FRN
6.53s, 2012	446,617	451,641
Spectrum Brands, Inc. bank term loan FRN Ser. B, 7.164s, 2013	739,297	747,614
Universal City Development bank term loan FRN Ser. B,
6.671s, 2011	1,034,895	1,047,400
Warner Music Group bank term loan FRN Ser. B, 6.669s, 2011	343,915	348,106
Young Broadcasting, Inc. bank term loan FRN Ser. B, 6.954s, 2012	792,431	792,926
		15,496,756

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Energy (0.3%)
Dresser, Inc. bank term loan FRN 7.99s, 2010	$180,000	$184,050
Key Energy Services, Inc. bank term loan FRN Ser. B, 7.683s, 2012	897,750	909,720
Petroleum Geo-Services ASA bank term loan FRN Ser. B,
7s, 2012 (Norway)	99,750	100,872
Targa Resources, Inc. bank term loan FRN 7.088s, 2012	637,923	646,695
Targa Resources, Inc. bank term loan FRN 4.402s, 2012	153,871	155,987
Universal Compression, Inc. bank term loan FRN
Ser. B, 6.03s, 2012	147,248	148,536
		2,145,860

Financial (0.5%)
Ameritrade, Inc. bank term loan FRN Ser. B, 6.32s, 2013	1,000,000	1,005,438
Capital Automotive bank term loan FRN 6.34s, 2010 (R)	1,150,000	1,161,294
Fidelity National Information Solutions bank term loan FRN
Ser. B, 6.47s, 2013	792,484	798,428
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
6.813s, 2011	214,671	216,013
NASDAQ, Inc. bank term loan FRN Ser. B, 6.287s, 2011	350,000	352,333
		3,533,506

Health Care (0.7%)
Alderwoods Group, Inc. bank term loan FRN 6.738s, 2009	646,384	652,039
Community Health Systems, Inc. bank term loan FRN
Ser. B, 6.559s, 2011	316,190	320,142
DaVita, Inc. bank term loan FRN Ser. B, 6.542s, 2012	894,444	905,438
Hanger Orthopedic Group, Inc. bank term loan FRN
8.271s, 2009	97,750	98,972
Healthsouth Corp. bank term loan FRN Ser. B, 7.786s, 2013	1,200,000	1,208,750
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 6.28s, 2011	65,596	66,279
LifePoint, Inc. bank term loan FRN Ser. B, 6.185s, 2012	916,222	921,058
Mylan Laboratories, Inc. bank term loan FRN Ser. B,
6.11s, 2010	239,193	241,784
		4,414,462

Technology (0.3%)
Avago Technologies Finance bank term loan FRN Ser. B,
7.13s, 2012 (Singapore)	35,967	36,039
Avago Technologies Finance bank term loan FRN Ser. DD,
7.318s, 2012 (Singapore)	149,625	150,373
Extensity, Inc. bank term loan FRN Ser. B, 7 1/4s, 2011	50,000	50,313
SunGard Data Systems, Inc. bank term loan FRN Ser. B,
7.215s, 2013	792,431	802,761
UGS Corp. bank term loan FRN Ser. C, 6.61s, 2012	425,724	430,514
Xerox Corp. bank term loan FRN 6.35s, 2008	200,000	200,100
		1,670,100

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Transportation (0.1%)
Travelcenters of America bank term loan FRN Ser. B,
6.443s, 2011	$548,625	$553,700
United Airlines bank term loan FRN Ser. B, 8.286s, 2012	306,250	311,227
United Airlines bank term loan FRN Ser. DD, 8.286s, 2012	43,750	44,461
		909,388

Utilities & Power (0.3%)
Allegheny Energy, Inc. bank term loan FRN Ser. C, 6 3/8s, 2011	316,251	317,569
El Paso Corp. bank term loan FRN 4.29s, 2009	208,000	210,282
El Paso Corp. bank term loan FRN Ser. B, 7.313s, 2009	777,872	787,379
NRG Energy, Inc. bank term loan FRN Ser. B, 6.82s, 2013	698,000	706,434
Williams Cos., Inc. (The) bank term loan FRN Ser. C,
7.015s, 2007	116,714	118,099
		2,139,763

Total senior loans (cost $57,337,926)		$57,565,459

PREFERRED STOCKS (0.2%)*

	Shares	Value

First Republic Capital Corp. 144A 10.50% pfd.	320	$352,000
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	20	174,500
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	426	518,655

Total preferred stocks (cost $848,472)		$1,045,155

UNITS (0.1%)* (cost $1,180,933)

	Units	Value

XCL Equity Units (F)	991	$675,285

COMMON STOCKS (0.1%)*

	Shares	Value

Comdisco Holding Co., Inc.	506	$7,464
Contifinancial Corp. Liquidating Trust Units	3,445,121	1,077
Crown Castle International Corp. †	497	14,090
Dobson Communications Corp. †	1,857	14,893
Genesis HealthCare Corp. †	903	39,678
iPCS, Inc. †	228	10,716
Knology, Inc. †	199	1,359
Northwestern Corp.	3,774	117,522
Sterling Chemicals, Inc. †	110	1,128
Sun Healthcare Group, Inc. †	740	5,580
USA Mobility, Inc.	12	342
VFB LLC (acquired 10/27/00 and 12/8/03, cost $594,553) (F) ‡ †	948,004	20,145
WHX Corp. †	18,832	191,145

Total common stocks (cost $3,892,673)		$425,139

CONVERTIBLE PREFERRED STOCKS (—%)*

			Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.			2,441	$96,725
Paxson Communications Corp. 144A 9.75s cv. pfd. ‡‡			21	147,000

Total convertible preferred stocks (cost $328,075)				$243,725

WARRANTS (—%)*†

	Expiration date	Strike price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	.01	1,020	$10
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR .001	508	14,224
Mikohn Gaming Corp. 144A	8/15/08	7.70	390	2,527
TravelCenters of America, Inc.	5/01/09	.001	1,830	2,288
Ubiquitel, Inc. 144A	4/15/10	22.74	1,670	17

Total warrants (cost $116,451)				$19,066

EQUITY VALUE CERTIFICATES (—%)*† (cost $55,184)

	Maturity date	Certificates		Value

ONO Finance PLC 144A (United Kingdom)	3/16/11		400	$4

SHORT-TERM INVESTMENTS (20.1%)*

		Principal amount/shares		Value

Putnam Prime Money Market Fund (e)		135,352,588		$135,352,588
U.S. Treasury Bills for and effective yield of 4.37%, 4/13/06 #		$ 1,383,000		1,381,029

Total short-term investments (cost $136,733,617)				$136,733,617

TOTAL INVESTMENTS
Total investments (cost $738,224,666)				$727,971,773

* Percentages indicated are based on net assets of $679,239,537.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31,
2006 was $670,905 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at
March 31, 2006.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at March 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated
maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At March 31, 2006, liquid assets totaling $179,017,874 have been designated as collateral for open forward commitments, swap contracts and futures contacts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2006: (as a percentage of Portfolio Value)

Argentina	0.9%
Brazil	1.5
Canada	1.3
Cayman Islands	1.2
Colombia	0.5
France	1.6
Germany	2.1
Ireland	2.2
Luxembourg	0.6
Mexico	0.6
Sweden	0.7
United Kingdom	2.0
United States	82.7
Other	2.1

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/06 (aggregate face value $73,141,192) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 5,097,797	$5,143,559	4/19/06	$ (45,762)
British Pound	8,594,589	8,653,948	6/21/06	(59,359)
Canadian Dollar	7,712,195	7,799,493	4/19/06	(87,298)
Danish Krone	1,143,424	1,136,435	6/21/06	6,989
Euro	17,204,742	17,172,083	6/21/06	32,659
Japanese Yen	21,763,147	21,865,717	5/17/06	(102,570)
Norwegian Krone	7,384,546	7,299,786	6/21/06	84,760
Polish Zloty	553,783	565,699	6/21/06	(11,916)
South Korean Won	1,783,656	1,782,166	5/17/06	1,490
Swedish Krona	1,746,725	1,722,306	6/21/06	24,419

Total				$(156,588)

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/06 (aggregate face value $86,197,664) (Unaudited)

					Unrealized
			Aggregate	Delivery	appreciation/
		Value	face value	date	(depreciation)

Australian Dollar		$ 7,154,894	$ 7,364,900	4/19/06	$ 210,006
British Pound		190,691	191,856	6/21/06	1,165
Canadian Dollar		9,766,209	9,808,685	4/19/06	42,476
Euro		29,193,761	28,886,361	6/21/06	(307,400)
Japanese Yen		10,334,671	10,389,089	5/17/06	54,418
New Zealand Dollar		1,669,958	1,681,121	4/19/06	11,163
Singapore Dollar		1,721,514	1,716,222	5/17/06	(5,292)
Swedish Krona		17,701,240	17,561,547	6/21/06	(139,693)
Swiss Franc		8,557,926	8,597,883	6/21/06	39,957

Total					$ (93,200)

FUTURES CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

					Unrealized
		Number of		Expiration	appreciation/
		contracts	Value	date	(depreciation)

Euro 90 day (Long)		1,438	$340,572,325	Sep-06	$ (720,311)
Euro 90 day (Long)		6	1,751,929	Dec-06	(6,184)
Euro 90 day (Short)		1,438	340,788,025	Mar-07	1,302,053
Euro-Bobl 5yr (Long)		96	12,785,731	Jun-06	(74,633)
Euro-Bund 10 yr (Short)		96	13,610,467	Jun-06	172,788
Euro-Schatz 2 yr (Long)		10	1,263,966	Jun-06	(2,753)
Japanese Government Bond 10 yr (Long)		2,000	2,262,609	Jun-06	(17,809)
U.K. Gilt (Long)		22	4,259,961	Jun-06	(72,942)
U.S. Treasury Long Bond (Long)		487	53,159,094	Jun-06	(1,867,155)
U.S. Treasury Note 10 yr (Short)		678	72,132,844	Jun-06	1,105,941
U.S. Treasury Note 2 yr (Short)		269	54,838,172	Jun-06	55,615
U.S. Treasury Note 5 yr (Short)		429	44,803,688	Jun-06	205,639

Total					$ 80,249

WRITTEN OPTIONS OUTSTANDING at 3/31/06 (premiums received $468,959) (Unaudited)

		Contract	Expiration date/
		amount	strike price		Value

Option on an interest rate swap
with Citibank for the obligation
to pay a fixed rate of 0.60% versus
the one year JPY-LIBOR maturing
on January 31, 2008.	JPY	15,458,500,000	Jan 07 / JPY0.6001		$746,182

Option on an interest rate swap
with Citibank for the right to
receive a fixed rate of 1.165%
versus the one year JPY-LIBOR
maturing on April 3, 2008.	JPY	13,104,267,000	Mar 07 / JPY1.165		211,000

Total					$957,182

TBA SALE COMMITMENTS OUTSTANDING at 3/31/06 (proceeds receivable $19,347,766) (Unaudited)

				Principal	Settlement
				amount	date	Value

FNMA, 5 1/2s, April 1, 2036				$19,700,000	04/18/06	$19,225,969

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

			Fixed payments	Fixed payments		Unrealized
Swap counterparty /		Termination	made by	received by		appreciation/
Notional amount		date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
	$4,400,000	1/27/14	4.35%	3 month USD-LIBOR-BBA		$ 283,076

	16,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA		1,010,730

	10,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%		(629,756)

Citibank, N.A
NOK	47,500,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%		(57,947)

JPY	1,300,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%		(230,327)

NOK	18,800,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%		(8,592)

EUR	2,300,000	7/22/10	2.825%	6 month EUR-EURIBOR-Telerate		58,144

JPY	2,400,000,000	3/14/13	1.54375%	6 month JPY-LIBOR-BBA		297,937

JPY	5,500,000,000	3/14/09	6 month JPY-LIBOR-BBA	0.84%		(358,596)

JPY	5,372,749,000	4/3/08	1 year JPY-LIBOR-BBA	1.165%		(62,668)

EUR	5,800,000	7/14/10	2.7515%	6 month EUR-EURIBOR-Telerate		167,629

EUR	16,000,000	12/16/15	6 month EUR-EURIBOR-Telerate	3.485%		(713,258)

EUR	75,000,000	12/17/07	2.973%	6 month EUR-EURIBOR-Telerate		620,914

Credit Suisse First Boston International
	$5,048,700	7/9/06	3 month USD-LIBOR-BBA	2.931%		(48,405)

	5,699,500	7/9/14	4.945%	3 month USD-LIBOR-BBA		153,546

HSBC Bank USA
CAD	52,747,000	2/16/08	3 month CAD-BA-CDOR	4.20%		(53,434)

CAD	12,604,000	2/16/16	4.5875%	3 month CAD-BA-CDOR		33,980

JPMorgan Chase Bank, N.A.
	$8,000,000	3/6/16	3 month USD-LIBOR-BBA	5.176%		(128,649)

	134,000,000	6/17/07	4.0825%	3 month USD-LIBOR-BBA		604,731

	30,000,000	6/17/15	3 month USD-LIBOR-BBA	4.5505%		(1,469,908)

	25,100,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%		(1,728,477)

JPMorgan Securities, Inc.
GBP	31,810,000	2/23/08	4.635%	6 month GBP-LIBOR-BBA		151,314

Lehman Brothers Special Financing, Inc.
	$95,000,000	3/6/08	3 month USD-LIBOR-BBA	5.133%		(234,742)

GBP	1,365,000	3/15/36	3,304,437 GBP at maturity	6 month GBP-LIBOR-BBA		36,812

	$9,188,000	12/11/13	3 month USD-LIBOR-BBA	4.641%		(305,124)

	4,400,000	1/26/14	4.3375%	3 month USD-LIBOR-BBA		286,652

Merrill Lynch Capital Services, Inc.
EUR	46,900,000	2/19/07	2.5645%	6 month EUR-EURIBOR-Telerate		307,873

NOK	28,000,000	7/26/10	6 month NOK-NIBOR-NIBR	3.54%		(6,249)

EUR	3,500,000	7/26/10	2.801%	6 month EUR-EURIBOR-Telerate		92,571

Total						$(1,930,223)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

		Fixed payments			Total return	Unrealized
Swap counterparty /	Termination	received (paid) by			received by	appreciation/
Notional amount	date	fund per annum			or paid by fund	(depreciation)

Goldman Sachs
$1,345,000	9/15/11	1 month USD-LIBOR-BBA			Ford Credit Auto	$ (4,261)
					Owner Trust Series

Lehman Brothers Special Financing, Inc.
2,381,379	3/15/36	3.12%			GBP Non-revised
					Retail Price Index	17,522

Total						$13,261

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced Debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY
Series 4 Index		$(2,831)	$ 1,006,080	6/20/10	(360 bp)	$ (38,992)

DJ CDX NA HY
Series 4 Index		(10,667)	2,400,000	6/20/10	(360 bp)	(96,929)

DJ CDX NA HY
Series 4 Index		15,991	4,800,000	6/20/10	(360 bp)	(156,533)

DJ CDX NA IG HVOL
Series 4 Index		(25,947)	3,444,000	6/20/10	(90 bp)	(10,380)

DJ CDX NA HY
Series 3 Index		19,890	960,000	6/20/10	360 bp	54,395

DJ CDX NA HY
Series 4 Index		39,703	1,824,000	6/20/10	360 bp	105,262

Citigroup Financial Products, Inc.
DJ CDX NA HY
Series 4 Index		(40,050)	2,342,000	6/20/10	(360 bp)	(124,228)

DJ CDX NA IG
Series 4 Index
3-7% tranche		—	2,440,000	6/20/10	(677.5 bp)	52,602

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY
Series 5 Index		(223,274)	13,774,000	12/20/10	(395 bp)	(758,260)

DJ CDX NA IG
Series 4 Index		(8,404)	1,695,000	6/20/15	(65 bp)	(4,246)

DJ CDX NA IG
Series 4 Index
10-15% tranche		—	1,695,000	6/20/15	57.60 bp	5,946

DJ CDX NA IG HVOL
Series 5 Index		(13,713)	1,623,000	12/20/10	(85 bp)	(17,533)

DJ CDX NA IG HVOL
Series 5 Index		(10,388)	1,623,000	12/20/10	(85 bp)	(14,208)

DJ CDX NA HY
Series 4 Index		13,029	2,400,000	6/20/10	(360 bp)	(73,233)

DJ CDX NA IG
Series 4 Index		(4,460)	2,638,000	6/20/10	(90 bp)	7,464

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs Capital Markets, L.P. continued
DJ CDX NA IG
Series 5 Index
3-7% tranche	$—		$811,000	12/20/10	(113 bp)	$ (13,330)

DJ CDX NA IG
Series 5 Index
3-7% tranche	—		753,000	12/20/10	(115 bp)	(13,015)

DJ CDX NA HY
Series 3 Index	11,636		864,000	6/20/10	(360 bp)	42,691

DJ CDX NA IG
Series 4 Index
3-7% tranche	—		2,562,000	6/20/15	600 bp	(23,450)

DJ CDX NA IG
Series 4 Index
3-7% tranche	—		1,479,600	6/20/15	656 bp	11,506

Goldman Sachs International
One of the underlying
securities in the basket
of BB CMBS securities	—		3,768,000	(a)	2.55625%	209,811

JPMorgan Chase Bank, N.A.
DJ CDX NA HY
Series 4 Index	(33,052)		2,360,640	6/20/10	(360 bp)	(117,900)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG
Series 4 Index	—		1,167,000	6/20/15	(65 bp)	2,863

DJ CDX NA IG
Series 4 Index	—		1,168,000	12/20/15	(70 bp)	(5,634)

DJ CDX NA IG
Series 5 Index
10-15% tranche	—		1,168,000	12/20/15	57.5 bp	11,577

DJ CDX NA IG
Series 4 Index
10-15% tranche	—		1,167,000	6/20/15	59 bp	12,904

DJ iTraxx Europe
Series 4 Version 1	—	EUR	4,140,000	12/20/12	(230 bp)	(175,515)

DJ iTraxx Index	(2)	EUR	2,308,000	6/20/12	(45 bp)	(8,770)

DJ iTraxx Europe
Series 4 Version 1	—	EUR	2,300,000	12/20/15	616.375 bp	167,612

DJ iTraxx Index
6-9% tranche	—	EUR	2,308,000	6/20/12	46.375 bp	7,321

DJ CDX NA IG HVOL
Series 5 Index	(4,034)		$753,000	12/20/10	(85 bp)	(5,806)

DJ CDX NA HY
Series 4 Index	(8,304)		2,459,520	6/20/10	(360 bp)	(96,705)

DJ CDX NA HY
Series 4 Index	(25,144)		2,342,400	6/20/10	(360 bp)	(109,307)

DJ CDX NA HY
Series 4 Index	(16,636)		1,411,200	6/20/10	(360 bp)	(67,358)

DJ CDX NA HY
Series 4 Index	22,098		4,800,000	6/20/10	(360 bp)	(150,426)

DJ CDX NA IG HVOL
Series 4 Index	(6,235)		551,000	6/20/10	(90 bp)	(3,871)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA IG
Series 4 Index
3-7% tranche	$—		$2,170,500	6/20/10	(124.5 bp)	$ (40,882)

DJ CDX NA HY
Series 3 Index	19,702		864,000	6/20/10	(360 bp)	50,757

DJ CDX NA IG
Series 4 Index
3-7% tranche	—		551,000	6/20/12	309 bp	17,247

Merrill Lynch International
DJ CDX NA HY	22,621		1,056,000	6/20/10	360 bp	60,563

Merrill Lynch International & Co. C.V.
DJ CDX NA IG
Series 5 Index
3-7% tranche	—		753,000	12/20/12	246 bp	10,014

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG
Series 4 Index
3-7% tranche	—		551,000	6/20/10	(110.5 bp)	(7,526)

DJ CDX NA IG
Series 4 Index	(7,466)		1,151,000	6/20/15	(65 bp)	(4,642)

DJ CDX NA IG
Series 4 Index
10-15% tranche	(5,882)		1,151,000	6/20/15	70.5 bp	8,764

DJ CDX NA IG
Series 5 Index
3-7% tranche	—		1,623,000	12/20/12	305 bp	75,269

DJ iTraxx EUR
Series 3 Index
3-6% tranche	—	EUR	1,048,000	6/20/15	479 bp	(25,775)

DJ CDX NA IG HVOL
Series 5 Index	(4,230)		$753,000	12/20/10	(85 bp)	(6,002)

DJ CDX NA HY
Series 5 Index	(19,741)		1,065,060	12/20/10	(395 bp)	(61,108)

DJ CDX NA IG
Series 5 Index	(8,938)		642,625	12/20/10	(395 bp)	(33,898)

DJ CDX NA IG
Series 4 Index
3-7% tranche	—		2,493,000	6/20/10	(114 bp)	(37,395)

DJ CDX NA IG
Series 4 Index	(4,979)		2,336,000	6/20/12	(55 bp)	(4,800)

DJ CDX NA IG
Series 5 Index
3-7% tranche	—		753,000	12/20/10	(115 bp)	(13,015)

DJ CDX NA HY
Series 5 Index
25-35% tranche	—		1,325,000	12/20/10	127 bp	47,824

DJ CDX NA HY
Series 5 Index
25-35% tranche	—		2,196,000	12/20/10	145 bp	93,688

DJ CDX NA IG
Series 4 Index
3-7% tranche	—		1,722,000	6/20/12	275 bp	23,173

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CDX NA IG
Series 4 Index
3-7% tranche	$—	$ 2,619,000	6/20/12	285 bp	$ 49,001

DJ CDX NA IG
Series 4 Index
7-10% tranche	—	2,336,000	6/20/12	48 bp	16,422

DJ CDX NA IG
Series 5 Index
3-7% tranche	—	753,000	12/20/12	248 bp	10,863

Total					$(1,165,133)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $602,872,078)	$592,619,185
Affiliated issuers (identified cost $135,352,588) (Note 5)	135,352,588

Cash	5,009,557

Foreign currency (cost $3,962,708) (Note 1)	3,993,024

Dividends, interest and other receivables	7,842,102

Receivable for securities sold	3,622,026

Receivable for sales of delayed delivery securities (Note 1)	19,405,568

Unrealized appreciation on swap contracts (Note 1)	5,278,970

Receivable for open forward currency contracts (Note 1)	510,374

Receivable for closed forward currency contracts (Note 1)	360,798

Receivable for closed swap contracts (Note 1)	115,538

Premiums payed on credit default contracts (Note 1)	319,707

Total assets	774,429,437

LIABILITIES
Payable for variation margin (Note 1)	82,144

Distributions payable to shareholders	2,752,276

Payable for securities purchased	5,575,125

Payable for delayed delivery securities (Note 1)	54,468,800

Payable for shares of the fund repurchased (Note 4)	987,038

Payable for compensation of Manager (Notes 2 and 5)	1,190,558

Payable for investor servicing and custodian fees (Note 2)	28,343

Payable for Trustee compensation and expenses (Note 2)	103,631

Payable for administrative services (Note 2)	1,800

Payable for open forward currency contracts (Note 1)	760,162

Payable for closed forward currency contracts (Note 1)	636,948

Payable for closed swap contracts (Note 1)	15,446

Written options outstanding, at value (premiums received $468,959) (Note 1)	957,182

Unrealized depreciation on swap contracts (Note 1)	8,361,065

TBA sales commitments, at value (proceeds receivable $19,347,766) (Note 1)	19,225,969

Other accrued expenses	43,413

Total liabilities	95,189,900

Net assets applicable to common shares outstanding	$679,239,537

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 821,061,308

Undistributed net investment income (Note 1)	9,576,066

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(137,653,065)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(13,744,772)

Total — Representing net assets applicable to capital shares outstanding	$ 679,239,537

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($679,239,537 divided by 97,526,504 shares)	$6.96

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $2,102,357
from investments in affiliated issuers) (Note 5)	$18,911,725

Dividends	52,277

Total investment income	18,964,002

EXPENSES
Compensation of Manager (Note 2)	2,492,974

Investor servicing fees (Note 2)	173,890

Custodian fees (Note 2)	155,517

Trustee compensation and expenses (Note 2)	20,412

Administrative services (Note 2)	15,700

Other	256,935

Fees waived and reimbursed by Manager (Note 5)	(58,598)

Total expenses	3,056,830

Expense reduction (Note 2)	(203,108)

Net expenses	2,853,722

Net investment income	16,110,280

Net realized loss on investments (Notes 1 and 3)	(4,369,872)

Net realized loss on swap contracts (Note 1)	(292,301)

Net realized gain on futures contracts (Note 1)	1,132,589

Net realized loss on foreign currency transactions (Note 1)	(1,839,730)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(268,770)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments
during the period	(6,103,270)

Net loss on investments	(11,821,968)

Net increase in net assets resulting from operations	$4,368,926

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 16,110,280	$ 31,885,428

Net realized gain (loss) on investments
and foreign currency transactions	(5,369,314)	20,477,730

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(6,372,040)	(16,564,065)

Net increase in net assets resulting from operations	4,368,926	35,799,093

Distributions to shareholders: (Note 1)

From net investment income	(17,356,626)	(42,129,483)

Decrease from shares repurchased (Note 4)	(17,038,481)	—

Total decrease in net assets	(30,026,181)	(6,330,390)

NET ASSETS
Beginning of period	709,265,718	715,596,108

End of period (including undistributed net investment income
of $9,576,066 and $10,822,412, respectively)	$679,239,537	$709,265,718

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	100,313,084	100,313,084

Shares repurchased (Note 4)	(2,786,580)	—

Shares outstanding at end of period	97,526,504	100,313,084
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	3/31/06	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$7.07	$7.13	$6.99	$6.26	$6.54	$7.13

Investment operations:
Net investment income (a)	.16(d)	.32(d)	.40(d)	.48	.52	.58

Net realized and unrealized
gain (loss) on investments	(.12)	.04	.23	.73	(.26)	(.57)

Total from
investment operations	.04	.36	.63	1.21	.26	.01

Less distributions:
From net investment income	(.18)	(.42)	(.49)	(.48)	(.53)	(.46)

From return of capital	—	—	—	—	(.01)	(.14)

Total distributions	(.18)	(.42)	(.49)	(.48)	(.54)	(.60)

Increase from
shares repurchased	.03	—	—	—	—	—

Net asset value,
end of period	$6.96	$7.07	$7.13	$6.99	$6.26	$6.54

Market value,
end of period	$6.01	$6.25	$6.73	$6.41	$6.38	$6.05

Total return at
market value (%)(b)	(1.05)*	(0.98)	12.95	8.35	14.81	3.06

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$679,240	$709,266	$715,596	$700,694	$627,620	$655,161

Ratio of expenses to
average net assets (%)(c)	.44*(d)	.87(d)	.86(d)	.89	.87	.90

Ratio of net investment income
to average net assets (%)	2.32*(d)	4.43(d)	5.61(d)	7.22	7.97	8.50

Portfolio turnover (%)	97.92*(e)	165.33(e)	113.46	141.60(f )	193.33(f )	111.45

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2006, September 30, 2005 and September 30, 2004 reflect a reduction of 0.01%, 0.02% and less than 0.01% respectively, of average net assets for common shares (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.
The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests a substantial portion of its assets in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed).

Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time.

Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $132,218,587 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 6,989,186	September 30, 2007

25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

The aggregate identified cost on a tax basis is $739,688,201, resulting in gross unrealized appreciation and depreciation of $71,780,822 and $83,497,250, respectively, or net unrealized depreciation of $11,716,428.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifi-cations are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first

$500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended March 31, 2006, the fund incurred $329,407 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $203,108 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $371, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $552,813,236 and $664,296,880, respectively. Purchases and sales of U.S. government securities aggregated $6,050,397 and $4,985,578, respectively.

Written option transactions during the period ended March 31, 2006 are summarized as follows:

	Contract	Premiums

	Amounts	Received
Written options
outstanding at
beginning of period	—	$—

Options opened	JPY 28,562,767,000	468,959
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of period	JPY 28,562,767,000	$468,959

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement. In March 2006, the Trustees approved an extension of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended March 31, 2006, the fund repurchased 2,786,580 common shares for an aggregate purchase price of $17,038,481, which reflects a weighted-average discount from net asset value per share of 12.8% .

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees  paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2006, management fees paid were reduced by $58,598 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,102,357 for the period ended March 31, 2006. During the period ended March 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $189,294,772 and $99,057,508, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

About Putnam Investments
Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President

	Officers	Francis J. McNamara, III
Investment Sub-Manager	George Putnam, III	Vice President and
Putnam Investments Limited	President	Chief Legal Officer
57–59 St. James Street
London, England SW1A 1LD	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer and
Myra R. Drucker	Staff Counsel and	Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA713 233452 5/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October
31,2005
	186,364	$6.23	186,364	9,844,944
November 1 -
November 30,	501,565	$6.05	501,565	9,343,379

2005

December 1 -
December 31,
2005	501,565	$6.06	501,565	8,841,814

January 1 -
January 31,
2006	501,565	$6.19	501,565	8,340,249

February 1 -
February 28,
2006	501,575	$6.14	501,575	7,838,674

March 1 -
March 31, 2006	593,946	$6.10	593,946	7,244,728

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006